Oppenheimer DEVELOPING MARKETS FUND

Supplement dated January 4, 2018 to the

Summary Prospectus and Prospectus dated October 27, 2017

This supplement amends the Summary Prospectus and Prospectus of Oppenheimer Developing Markets Fund (the "Fund"), and is in addition to any other supplements.

1.	The third paragraph under the section titled "Principal Investment Strategies" is deleted in its entirety and replaced with the following in the Summary Prospectus and Prospectus:

The Fund may invest directly in certain eligible China A Shares through Stock Connect (a securities trading and clearing program designed to achieve mutual stock market access between the People's Republic of China ("PRC") and Hong Kong), or, for operational efficiency and regulatory considerations, through an investment in OFI Global China Fund, LLC (the "China Fund"), a private investment vehicle organized under Delaware law that intends to invest significantly in China A Shares and other securities available to certain qualified investors. The Sub-Adviser has full and exclusive discretionary authority to manage the day-to-day operations of the China Fund and to invest its assets. The Fund's investment in the China Fund may vary based on the portfolio manager's use of different types of investments that provide exposure to Chinese securities (through Stock Connect). Since the Fund may invest a portion of its assets in the China Fund, the Fund may be considered to be investing indirectly in such Chinese securities through the China Fund.

2.	The section titled "Risks of Investing in the China Fund" under the heading "Principal Risks" is deleted in its entirety and replaced with the following in the Summary Prospectus and Prospectus:

Risks of Investing in China A Shares. Investments in Class A Shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets subject to the special risks applicable to developing and emerging market countries described elsewhere in this prospectus.

Risks of Investing in the China Fund. The China Fund is not registered under the Investment Company Act of 1940. As an investor in the China Fund, the Fund does not have all of the protections offered to investors by the Investment Company Act of 1940. However, the China Fund is controlled by the Fund and managed by OppenheimerFunds, Inc., which also serves as the Fund's Sub-Adviser. Pursuant to an exemptive order granted on October 31, 2017 to the China Fund by the SEC, the China Fund is required to comply with the substantive requirements of a number of provisions of the Investment Company Act and the regulations thereunder. Further, the China Fund may invest substantially all of its assets in a limited number of issuers or a single issuer. To the extent that it does so, the China Fund is more subject to the risks associated with and developments affecting such issuers than a fund that invests more widely.

Risks of Investing through Stock Connect. The Fund may invest directly in China A shares through Stock Connect, and will be subject to the following risks: sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

3.	The section titled "Investing in the China Fund" under the heading "About the Fund's Investments - The Fund's Principal Investment Strategies and Risks" is deleted in its entirety and replaced with the following in the Prospectus:

Investing in China A Shares. The portfolio manager may pursue the Fund's investment objective by investing a portion of the Fund's assets in China A shares ("China A Shares"), which are shares of companies incorporated in the People's Republic of China ("PRC") and listed on the Shanghai Stock Exchange ("SSE") or the Shenzhen Stock Exchange ("SZSE"). The China A Shares market is an active Chinese market that includes a large number of Chinese equities as well as smaller or emerging Chinese companies that may not list shares elsewhere. The China Securities Regulatory Commission ("CSRC") and the Securities and Futures Commission of Hong Kong have approved programs which establish mutual stock market access between the PRC and Hong Kong, via the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect ("Stock Connect"). Stock Connect is a securities trading and clearing program developed by Hong Kong Exchanges and Clearing Limited, the SSE, the SZSE and China Securities Depository and Clearing Corporation Limited ("ChinaClear") designed to achieve mutual stock market access between the PRC and Hong Kong.

The Fund may invest directly in certain eligible China A Shares through Stock Connect or, for operational efficiency and regulatory considerations, through an investment in OFI Global China Fund, LLC (the "China Fund"), a private investment vehicle organized under Delaware law. The China Fund seeks long term capital appreciation by investing primarily in companies established or operating in the PRC. It is expected that the China Fund will invest a substantial portion of its assets in China A Shares and other securities available to certain qualified investors. The Sub-Adviser has full and exclusive discretionary authority to manage the day-to-day operations of the China Fund and to invest its assets. The Fund's investment in the China Fund may vary based on the portfolio manager's use of different types of investments that provide exposure to Chinese securities, e.g., through Stock Connect. Since the Fund may invest a portion of its assets in the China Fund, the Fund may be considered to be investing indirectly in such Chinese securities through the China Fund.

Risks of Investing through the China Fund. Investments in Class A shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets and may be characterized by relatively low trading volume, which may result in substantially less liquidity and greater price volatility than more developed markets. Some of these risks may be more pronounced for the China A Shares market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control. The China Fund's China A Shares investment quota may be reduced or revoked by the Chinese government at any time, including if redemptions reduce the amount invested in China A Shares by the China Fund below the current quota amount. Further, the China Fund may invest substantially all of its assets in a limited number of issuers or a single issuer. To the extent that it does so, the China Fund is more subject to the risks associated with and developments affecting such issuers than a fund that invests more widely. In addition, although it is not currently expected to do so, the China Fund may invest a portion of its assets in certain exchanged-traded and over-the-counter financial instruments from countries other than China.

The Fund will deem its investment in the China Fund to be illiquid and subject to the Fund's policy regarding investments in illiquid securities. Currently, the Fund has a policy of investing no more than 15% of its net assets in illiquid or restricted securities. The Fund currently will invest no more than 10% of its net assets in the China Fund. Interests in the China Fund may be redeemed, and net redemption proceeds may be repatriated only once each day. In addition, the China Fund is subject to a monthly accumulated repatriation limit equal to 20% of the China Fund's total investment in China A Shares and other QFII permitted securities as of the end of the previous year. The Fund's redemption of interests from the China Fund may be limited accordingly.

The China Fund is not registered under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder by the SEC. To the extent a Fund invests in the China Fund, it will not have all of the protections offered to investors by the Investment Company Act of 1940. However, pursuant to an exemptive order granted on October 31, 2017 to the China Fund by the SEC, the China Fund is required to comply with the substantive requirements of a number of provisions of the Investment Company Act of 1940 and the regulations thereunder.

Risks of Investing through Stock Connect. Trading on Stock Connect is subject to an aggregated daily quota on purchases that can change without notice, restricting the Fund's ability to invest in China A Shares on a timely basis. The Stock Exchange of Hong Kong Limited ("SEHK"), SSE and SZSE may suspend trading of individual securities or more broadly in response to market events, which may adversely affect the Fund's ability to access the PRC market. Stock Connect only operates on days when both markets are open for trading and banks in both markets are also open on corresponding settlement days, thus the Fund may not be able to trade China A Shares on days when Stock Connect is not trading but normal trading for the PRC market otherwise occurs. Prices may fluctuate on China A Shares on days when Stock Connect is not trading. The Fund's ability to enter and exit trades via Stock Connect on a timely basis is also restricted by a prohibition on turnaround (day) trading on the China A Share market (i.e., investors cannot purchase and sell the same securities via Stock Connect in the same trading day). Stock Connect relies on the maintenance by relevant market participants of certain information technology, risk management and other requirements. There is no assurance that relevant exchange trading systems and market participants will function properly or continue to adapt to changes. If relevant systems fail to function properly, trading disruptions can occur that adversely affect the Fund's ability to access the China A Share market. The Fund is also subject to risks related to the clearing and settlement of securities, including for example where a default occurs in connection with the settlement of cross border trades that could cause potential delays in the Fund's recovery process or its ability to fully recover losses. It is expected that the list of eligible securities on Stock Connect will be subject to review and may change periodically. Hong Kong and overseas investors are subject to a restriction on single foreign investors' holding no more than 10% of the total issue shares, as well as a restriction on the aggregate foreign investors' shareholding of no more than 30% of the total issue shares. Therefore, foreign investors could be required to unwind their positions if excessive shareholding restrictions are exceeded.

Regulations and implementation rules applicable to Stock Connect are novel and untested, and it is uncertain as to how they will be applied. There is also uncertainty generally regarding changes in government policies, taxation, currency repatriation restrictions, permitted foreign ownership levels and other laws or regulations that impact Stock Connect. Under current PRC and CSRC tax guidance, capital gains realized by the Fund from trading of eligible China A Shares on the SSE under Stock Connect may currently enjoy a temporary exemption from PRC income and business tax. It is not known when such exemption will expire and whether other taxes will be applicable to trading securities under Stock Connect in the future. There is no guarantee that relevant tax regulations and guidance, including the temporary tax exemption with respect to Stock Connect, will continue to apply, will not be repealed and re-imposed retrospectively, or that no new tax regulations and practice relating to Stock Connect will not be promulgated in the future, possibly with retroactive effect. Such changes could have a significant adverse effect on the Fund, including reducing returns, reducing the value of the Fund's investments, and possibly impairing capital invested by the Fund.

4.	The section titled "ABOUT THE CHINA FUND" under the heading "How the Fund is Managed" is deleted in its entirety and replaced with the following in the Prospectus:

ABOUT THE CHINA FUND. The China Fund is a limited liability company organized under the laws of the State of Delaware and is overseen by its managing member (the "Managing Member"), OppenheimerFunds, Inc., which also serves as the Fund's Sub-Adviser. The Fund is currently the sole shareholder of the China Fund; however, an exemptive order has been granted from the Securities and Exchange Commission to permit units of the China Fund to be sold or offered to other investors, including other registered investment companies that may be deemed to be affiliated parties of the

Fund. The exemptive order was granted on October 31, 2017. As additional investors purchase shares of the China Fund, the China Fund will no longer be wholly-owned by the Fund. In addition, as affiliated registered investment companies invest in the China Fund, pursuant to the exemptive order, the China Fund is subject to significant limitations on its operations notwithstanding the China Fund's exclusion from regulation as a registered investment company, as the exemptive order contains a condition that would obligate the China Fund to comply with the substantive requirements of a number of provisions of the Investment Company Act of 1940 and the regulations thereunder.

Under the China Fund's limited liability company operating agreement, the Managing Member has full and exclusive discretionary authority and responsibility to manage the day-to-day operations of the China Fund and to invest and reinvest its assets. The Managing Member does not receive advisory fees from the China Fund. The China Fund has also entered into separate contracts for the provision of custody, audit, and legal services, and bears the fees and expenses incurred in connection with such services. The Fund expects that the expenses borne by the China Fund will not be material in relation to the value of the Fund's assets. It is further expected that the Fund's investment in the China Fund will not result in the Fund's paying duplicative fees for similar services provided to the Fund and China Fund.

The Fund applies its investment restrictions and compliance policies and procedures on a look-through basis to the China Fund, including, without limitation, those restrictions, policies and procedures relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the China Fund's portfolio investments and interests in the China Fund. The Fund's Chief Compliance Officer oversees implementation of the policies and procedures applicable to the China Fund, and makes periodic reports to the Fund's Board regarding the China Fund's compliance with such restrictions, policies and procedures.

Currently, as a wholly-owned subsidiary of the Fund, the China Fund's financial statements are consolidated with those of the Fund in the Fund's Annual and Semi-Annual Reports provided to shareholders. Copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please refer to the SAI for additional information about the organization and management of the China Fund. As the exemptive order noted above has been granted, it is anticipated that additional investors will become shareholders of the China Fund and the China Fund's financial statements will no longer be consolidated with those of the Fund.

You should read this supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference.

January 4, 2018	PS0785.044

Oppenheimer DEVELOPING MARKETS FUND

Supplement dated January 4, 2018 to the

Statement of Additional Information dated October 27, 2017

This supplement amends the Statement of Additional Information (the "SAI") of Oppenheimer Developing Markets Fund (the "Fund"), and is in addition to any other supplements.

1.	The section titled "Investment in the China Fund" under the heading "The Fund's Main Investment Policies" is deleted in its entirety and replaced with the following:

Investment in the China Fund. Currently, the Fund may invest up to 10% of its net assets in OFI Global China Fund, LLC (the "China Fund"). The China Fund seeks long term capital appreciation by investing primarily in companies established or operating in the People's Republic of China. It is expected that the China Fund will invest a significant portion of its assets in class A-shares of Chinese companies ("China A Shares") and other securities available to investors holding a Qualified Foreign Institutional Investor ("QFII") license in order to be classified and regulated as an "open-end China Fund" for purposes of Chinese regulations. The China Fund may also invest in shares or other financial instruments listed, quoted or traded on any China or Hong Kong stock exchange which have a significant proportion of their ownership, assets or other interests in China, or other investments. Such other financial instruments may include, without limitation, class B-shares of Chinese companies listed in China and shares of Hong Kong-listed companies with a Chinese parent. In addition, although it is not currently expected to do so, the China Fund may invest a portion of its assets in certain exchanged-traded and over-the-counter financial instruments from countries other than China.

Since the Fund may invest a portion of its assets in the China Fund, which may hold certain of the investments described in the Fund's prospectus and this SAI, the Fund may be considered to be investing indirectly in those investments through the China Fund. Therefore, references in the Fund's prospectus and in this SAI to investments by the Fund also may be deemed to include the Fund's indirect investments through the China Fund.

The China Fund is not registered under the Investment Company Act and is not subject to its investor protections, except as noted in the Fund's prospectus or this SAI. The Fund, as a shareholder of the China Fund, does not have all of the protections offered by the Investment Company Act. However, the China Fund is controlled by the Fund and managed by its managing member (the "Managing Member"), OppenheimerFunds, Inc., which also serves at the Fund's Sub-Adviser. Therefore, the Fund's ownership and control of the China Fund make it unlikely that the China Fund would take action contrary to the interests of the Fund or its shareholders. Moreover, OppenheimerFunds, Inc. is in receipt of an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that will permit certain registered investment companies managed by OppenheimerFunds, Inc. or its affiliates to invest in the China Fund. The order was granted on October 31, 2017. The order contains a number of conditions, one of which obligates the China Fund to comply with the substantive requirements of a number of provisions of the Investment Company Act and the regulations thereunder. Accordingly, as registered investment companies managed by OppenheimerFunds, Inc. or its affiliates invest in the China Fund, the China Fund will be subject to significant Investment Company Act limitations on its operations notwithstanding the China Fund's exclusion from regulation as a registered investment company.

The Fund's Board has oversight responsibility for the investment activities of the Fund, including its expected investment in the China Fund, and the Fund's role as a shareholder of the China Fund. The Fund applies its investment restrictions and compliance policies and procedures on a look-through basis to the China Fund, including, without limitation, those restrictions, policies and procedures relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the China Fund's portfolio investments and interests in the China Fund.

Investing in securities of Chinese companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers. The heavy concentration of market capitalization and trading volume in a small number of Chinese companies representing a limited number of industries may result in fewer investment opportunities. The small size of the market for Chinese securities and a low volume of trading for certain issues could also result in a lack of liquidity and in price volatility. Investments in Chinese securities are subject to currency devaluations and other currency exchange rate fluctuations, and there may be an insufficient market to engage in hedging transactions to minimize renminbi foreign exchange risk. The nature and extent of intervention by the Chinese government in the Chinese securities markets may have an adverse impact on investments in Chinese securities. Further, limitations on the use of brokers, higher rates of inflation, greater political, economic and social uncertainty, governmental restrictions on potential investment opportunities, custody requirements, and investment and repatriation restrictions may pose risks to investments in Chinese securities. In addition, accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. Less information may be available to the Fund and other investors than would be the case if the Fund's investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in China, and less enforcement of regulatory provisions relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. Investments in Chinese securities may be subject to withholding taxes, as well as currency repatriation restrictions imposed by the government of China from time to time. The Chinese system of taxation is not as well settled as that of non-emerging market countries and changes in the Chinese tax system may have retroactive effects.

Further, the China Fund may invest substantially all of its assets in a limited number of issuers or a single issuer. To the extent that it does so, the value of its investments may be affected to a greater extent by adverse conditions affecting such issuers.

Risks of Investing in China A Shares through Stock Connect. The Fund may invest directly in the China A Shares market through Stock Connect, and will be subject to the following additional risks:

●	Quota Limitations. Trading under Stock Connect will be subject to an aggregated daily quota on purchases which may change without prior notice. Quota limitations restrict the Fund's ability to invest in China A Shares through Stock Connect on a timely basis.
●	Suspension Risk. In seeking to ensure an orderly and fair market and to manage risks prudently, the Stock Exchange of Hong Kong Limited ("SEHK"), the SSE and SZSE would reserve the right to apply trading suspensions to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly in response to market events. Consent from the relevant regulator would be sought before a suspension is triggered. In the event of a suspension, the Fund's ability to access the PRC market will be adversely affected.
●	Differences in Trading Day. Stock Connect will only operate on days when both markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, due to the differences in trading days, the Fund may not be able to trade its China A Shares when Stock Connect is not trading but it is a normal trading day for the PRC market. The Fund may also be subject to the risk of price fluctuations in China A Shares on such days when Stock Connect is not trading.
●	Operational Risk. Stock Connect relies on the functioning of the operational systems of the relevant market participants. Market participants must meet certain information technology capability, risk management and other requirements specified by the relevant exchange and/or clearing house. While market participants had an opportunity to configure and adapt their operational and technical systems, the securities regimes and legal systems of the two markets differ significantly, market participants may need to address issues arising from the differences on an ongoing basis. The "connectivity" in Stock Connect requires routing of orders across the border, which requires the development of new information technology systems by the SEHK and exchange participants. There is no assurance that the systems of the SEHK and market participants will function properly or will continue to adapt to changes and developments. If relevant systems fail to function properly, trading in both markets through the program could be disrupted, and the Fund's ability to access the China A Share market will also be adversely affected.
●	Restrictions on Turnaround (day) Trading. Turnaround (day) trading is not permitted on the China A Share market where investors cannot purchase and sell the same securities via Stock Connect in the same trading day. This may restrict the Fund's ability to invest in China A Shares through Stock Connect and to enter into or exit trades on a timely basis.

●	Clearing and Settlement Risk. Hong Kong Securities Clearing Company Limited ("HKSCC"), a wholly-owned subsidiary of HKEx and ChinaClear, will establish the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-border trades. For cross-border trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants, and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house. In the event that a ChinaClear default occurs and ChinaClear is declared as a defaulter, HKSCC's liabilities under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against ChinaClear. HKSCC will in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear's liquidation. In such an event, the Fund may suffer delays in the recovery process or may not be able to fully recover its losses from ChinaClear.
●	Regulatory Risk. Stock Connect is novel in nature and will be subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in the PRC and Hong Kong. The regulations are untested and there is no certainty as to how they will be applied. There can also be no assurance that Stock Connect will not be abolished. The Fund's investments in the PRC markets through Stock Connect may be adversely affected as a result of such changes. The value of the Fund's assets may be affected by uncertainties such as changes in government policies, taxation, currency repatriation restrictions, permitted foreign ownership levels and other developments in the law or regulations of the PRC.
●	Eligible Securities. It is expected that the list of eligible securities on Stock Connect will be subject to review and may change from time to time. Hong Kong and overseas investors will trade and settle SSE and SZSE securities in China yuan renminbi ("CNY" or "RMB" as it is commonly referred) only. Hence, the Fund will need to use CNY to trade and settle SSE and SZSE Securities. The CSRC stipulates that, when holding China A Shares through Stock Connect, Hong Kong and overseas investors are subject to the following shareholding restrictions: (i) single foreign investors' shareholding by any Hong Kong or overseas investor in a China A Share must not exceed 10% of the total issued shares; and (ii) aggregate foreign investors' shareholding by all Hong Kong and overseas investors in a China A Share must not exceed 30% of the total issue shares. Should the shareholding of a single investor in a China A Share listed company exceed the above restrictions, the investor would be required to unwind its position on the excessive shareholding according to a last-in-first-out basis within a specific period. The SSE, the SZSE and the SEHK will issue warnings or restrict the buy orders for the related China A Shares if the percentage of total shareholding is approaching the upper limit.
●	Taxation Risk. Under current PRC and CSRC tax guidance, the capital gains realized by the Fund from trading of eligible China A Shares on the SSE under Stock Connect may currently enjoy a temporary exemption from PRC income tax and PRC business tax. It is uncertain when such exemption will expire and whether other PRC taxes will be applicable to trading of SSE and SZSE Securities under Stock Connect in the future. The dividends derived from SSE and SZSE Securities are subject to a 10% PRC withholding tax, except that investors who are tax residents of countries which have entered into tax treaties with China where the applicable tax rate for dividends is lower than 10% may apply to the applicable tax authority for applying the lower tax rate under such treaties. PRC stamp duty is also payable for transactions in SSE and SZSE Securities under Stock Connect. Although tax guidance concerning Stock Connect was issued in November 2014, there are uncertainties as to how the guidance would be implemented in practice. In addition, the PRC tax authorities may issue further guidance on the tax consequences relating to SSE and SZSE securities and, as a result, the PRC tax positions of a Fund using Stock Connect may change. The Fund will not make any PRC income tax or business tax provision for realized and unrealized gains derived from trading SSE and SZSE securities under Stock Connect until and unless a tax provision is required by any further guidance issued by PRC tax authorities, which may have a substantial negative impact on the Fund's net asset value.
●	Taxation in PRC. Tax regulations in the PRC are subject to change, possibly with retroactive effect. Changes in PRC tax regulations could have a significant adverse effect on the Fund and its investments, including reducing returns, reducing the value of the Fund's investments and possibly impairing capital invested by the Fund. The CSRC have clarified that: (a) an exemption from business tax and income tax on capital gains applies to trading on Stock Connect (this is stated to be a temporary exemption, but no expiry date is provided); (b) normal Chinese stamp duty is payable; and (c) a 10% dividend withholding tax will be applied. Investors should seek their own tax advice on their position with regard to their investment in the Fund. There is no guarantee that the temporary tax exemption with respect to Stock Connect described above will continue to apply, will not be repealed and re-imposed retrospectively, or that no new tax regulations and practice in PRC specifically relating to Stock Connect will not be promulgated in the future. Such uncertainties could result in an increase or decrease in the Fund's net asset value.

You should read this supplement in conjunction with the Statement of Additional Information and retain it for future reference.

January 4, 2018	PS0785.043